Exhibit 99.1

VIVEVE MEDICAL ANNOUNCES ADJOURNMENT OF ANNUAL MEETING

-	Meeting scheduled to reconvene July 22, 2020 at 10:30 AM Eastern Time

ENGLEWOOD, CO – June 29, 2020 – Viveve Medical, Inc. (NASDAQ: VIVE), a medical technology company focused on women's intimate health, today announced that it has adjourned its 2020 Annual Meeting of Stockholders in order to permit stockholders additional time within which to vote. The adjourned meeting will be held at 10:30 AM Eastern Time on Wednesday, July 22, 2020. The adjourned meeting will also be a "virtual" meeting of stockholders. The record date for the annual meeting is May 6, 2020. A stockholder may use one of the following simple methods to vote:

●	Vote by Internet at www.proxyvote.com until 11:59 PM Eastern Time on July 21, 2020 using the 16-digit control number appearing on the proxy card.

●	Vote by telephone by calling the toll-free telephone number 1-800-690-6903 until 11:59 PM Eastern Time on July 21, 2020 using their 16-digit control number appearing on the proxy card.

●	Vote by mail by marking, dating and signing the proxy card, and returning it in the postage-paid envelope provided to Broadridge Financial Solutions, Inc.

●	Vote at the virtual Annual Meeting by joining the meeting at www.virtualshareholdermeeting.com/VIVE2020 using the 16-digit control number included on the proxy card.

About Viveve

Viveve Medical, Inc. is a medical technology company focused on women's intimate health. Viveve is committed to advancing new solutions to improve women's overall well-being and quality of life. The internationally patented Viveve® System incorporates CMRF technology to uniformly deliver volumetric heating while gently cooling surface tissue to generate neocollagenesis in a single in-office session. In the United States, the Viveve System is cleared by the FDA for use in general surgical procedures for electrocoagulation and hemostasis. International regulatory approvals and clearances have been received for vaginal laxity and/or improvement in sexual function indications in more than 50 countries.

Viveve continues to advance its clinical development program in SUI and is conducting a short-term feasibility study under an Investigational Testing Application approved by the Canadian Ministry of Health. The feasibility study is a single-blind, three-arm study to compare Viveve's CMRF treatment and a cryogen-only sham to an inert sham treatment in order to capture short-term safety and effectiveness data on use of the Viveve System for the improvement of SUI in women. Subject enrollment in the study was completed in March 2020. Results of the SUI feasibility study are targeted for readout in late summer of 2020. If positive, the feasibility study results could support our initiation of our pivotal PURSUIT trial pending FDA’s approval of Viveve’s IDE application.

For more information visit Viveve's website at www.viveve.com.

Safe Harbor Statement

All statements in this press release that are not based on historical fact are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. While management has based any forward-looking statements included in this press release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to materially differ from such statements. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements to reflect events or circumstances that subsequently occur or of which we hereafter become aware, unless required by law.

Important Information

In connection with the solicitation of proxies, on May 18, 2020, Viveve filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") in connection with its 2020 Annual Meeting. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY VIVEVE WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Viveve’s proxy statement and any other materials filed by Viveve with the SEC can be obtained free of charge at the SEC's web site at www.sec.gov. Viveve’s proxy statement, notice of annual meeting, and annual report to stockholders are available free of charge on Viveve’s website at http://www.viveve.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

 Viveve is a registered trademark of Viveve, Inc.

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